February 2000

Dear Mentor VIP Shareholders,

We are pleased to provide you with the Mentor VIP High Income Portfolio annual report for the period ended December 31, 1999.

We would like to take the opportunity to welcome you to the Evergreen Funds family. Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management. We are dedicated to providing shareholders the highest quality service and excellence in investment management.

Effective February 1, 2000, the Mentor VIP High Income Portfolio officially became part of the Evergreen Variable Annuity Trust. This will be the final report referring to the Mentor VIP High Income Portfolio you will receive. Please note that while the investment objectives and policies of the Portfolio remain the same as they were under the Mentor Trust, the name will change to reflect the following:

Old Name                                    New Name
Mentor VIP High Income Portfolio            Evergreen VA High Income Fund

We believe that being part of the Evergreen Variable Annuity Trust will offer you many advantages, including continued expert portfolio management, the benefit of association with a leading investment management company, and professional and courteous service.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning needs and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

Sincerely,
[GRAPHIC OMITTED]

                    Fund at a glance as of December 31, 1999

Performance and Returns 1
---------------------------------------------------------------
Portfolio Inception Date                            6/30/1999
---------------------------------------------------------------
---------------------------------------------------------------
Total Return Since Portfolio Inception                4.46%
---------------------------------------------------------------
---------------------------------------------------------------
30-day SEC Yield                                      7.98%
---------------------------------------------------------------
---------------------------------------------------------------
6-month income dividends per share                  $0.30
---------------------------------------------------------------

Portfolio Management
Timothy E. Anderson, CFA
Tenure: June 1999

P. Michael Jones, CFA
Tenure: June 1999
shapeType75fFlipH0fFlipV0pib[GRAPHIC OMITTED]
--------

Comparison of a $10,000 investment in Mentor VIP High Income Portfolio1, versus a similar investment in the Merrill Lynch High Yield Master II Index (MLHYMII) and the Consumer Price Index (CPI).

The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Funds that invest in high yield, lower rated bonds may contain more risk due to the increased possibility of default.

The MLHYMII is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


                           Portfolio Manager Interview

How did the Portfolio perform?

Mentor VIP High Income Portfolio returned 4.46% from its inception on June 30, 1999 to the close of its fiscal year on December 31, 1999. In comparison, the Portfolio's benchmark, the Merrill Lynch High Yield Master II Index, returned 0.02% for the same period. The outperformance of the benchmark is attributed partially to the Portfolio's unusually high weighting in short-term investments during the period. By the end of the period, the Portfolio had invested in a well diversified portfolio of high yield investments while reducing the position of short-term investments to approximately 14%.

Portfolio Characteristics
(as of 12/31/1999)

Total Net Assets                    $5,257,026
Average Credit Quality              BB
Effective Maturity                  6.0 years
Average Duration                    4.1 years

How would you describe the investment environment for the Portfolio?

High income investors faced challenging market conditions over the past six months. Rising interest rates, strength in the stock market, a rising default rate and periods of heavy supply all put downward pressure on bond prices.

Concerned that the economy's strength would re-ignite inflation, the Federal Reserve Board raised interest rates three times during the fiscal period - forcing bond prices lower. The yield on the 10-year U.S. Treasury note rose from 5.78% on June 30, 1999 to 6.44% at year-end. The atmosphere stood in stark contrast to the beginning of 1999, when investors' concerns centered on fragile global economies in the aftermath of 1998's international financial crisis. At that time, many investors believed that weak foreign economies would drain U.S. economic growth. The economy remained strong into 1999, however, with extraordinarily low interest rates fueling growth. Labor markets were robust and commodity prices rose. As mid-year approached, investors' concerns turned to excessive growth and rekindled inflation.

In addition to rising interest rates, high income investors kept an eye on a rising default rate. Much of the increase could be attributed to weak commodity prices and deals that came to market when extraordinary demand for high income bonds had prompted many investors and underwriters to relax their credit standards. As the default rate rose, credit strength and liquidity became increasingly important investment considerations.

While conditions in the high yield bond market deteriorated, the outlook for stocks grew increasingly bright. As a result, cash poured out of high yield bonds during the period, as investors sought loftier returns in equities. Further, as investors shifted assets out of high yield bonds, companies issued debt in anticipation of Y2K. The combination of heavier supply and reduced demand put additional downward pressure on prices.

Portfolio Composition
(based on 12/31/1999 portfolio assets)

Corporate Bonds                     86.0%
Repurchase Agreements               14.0%

                     Portfolio Manager Interview (continued)

What strategies did you employ in this environment?

We structured the Portfolio to be broadly diversified in both individual securities and sectors. As of December 31, 1999, the Portfolio's largest positions were in telecommunications, cable and energy. We primarily focused on "B"-rated securities because of their attractive yield premiums and opportunity for price appreciation. We also expect this position to help reduce the Portfolio's exposure to interest rate risk, because "B"-rated bonds tend to trade more on the credit strength of the underlying issuer, rather than on the direction of interest rates.

Portfolio Credit Quality
(based on 12/31/1999 portfolio assets)
AAA               12.8%
BBB               12.9%
BB                69.9%
B                  4.4%

What is your outlook?

We are optimistic about the opportunities available in the high income sector, although we anticipate higher short-term rates over the near-term. We expect the Federal Reserve Board to tighten monetary policy in the next few months, slowing economic growth and cooling inflationary pressures.

We believe there is abundant opportunity in high income bonds, particularly in fixed and wireless communications. The market for these industries is global, and wireless penetration rates are increasing. Consolidation among competitive local exchange carriers, as well as other merger and acquisition activity, has caused significant price appreciation in the bonds of these companies. Further, substantial funding from well-known private investors has strengthened many companies from a credit standpoint.

The default rate, too, has begun to plateau, which should relieve some of the downward pressure on prices. We expect it to begin a decline toward the latter half of the year, lowering the risk premium investors have demanded on high income credits. Lower risk premiums should enable high income bonds to outperform their higher-rated counterparts. With the high yield market yielding over 11%, combined with the positive outlook for many of these securities and industries, we expect high income bonds to turn in a relatively strong performance in 2000.


                            Financial Highlights
              (For a share outstanding throughout the period)
                     Period Ended December 31, 1999 (a)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $      10.00
                                                     ---------
Income from investment operations
Net investment income .........................          0.29
Net realized and unrealized gains on securities          0.16
                                                     ---------
Total from investment operations ..............          0.45
                                                     ---------
Distributions to shareholders from
Net investment income .........................         (0.30)
                                                     ---------
Net asset value, end of period ................  $      10.15
                                                     ---------
Total return ..................................          4.46%
Ratios and supplemental data
Net assets, end of period (thousands) .........  $   5,257
Ratios to average net assets
     Expenses * ...............................          1.02%+
     Net investment income ....................          5.88%+
Portfolio turnover rate .......................         19%

(a) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
* Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

Mentor VIP High Income Portfolio
Schedule of Investments
          31-Dec-99

Principal Amount                                                      Value

CORPORATE BONDS - 84.8%

                          Airlines - 1.9%

    $100,000              Atlas Air, Inc.,
                            Sr. Notes,
                            10.75%, 8/1/2005......$                  102,500

                          Automotive Equipment &
                          Manufacturing - 1.9%

     100,000              Tenneco Automotive, Inc.,
                            Sr. Sub. Notes,
                            11.625%, 10/15/2009 (a)...               102,500

                          Communication Systems &
                          Services - 10.9%

     100,000              AMFM, Inc.,
                            9.00%, 10/1/2008......                   104,500
     100,000              Metromedia Fiber Network, Inc.,
                            Sr. Notes, Ser. B,
                            10.00%, 11/15/2008.....                  102,750
     100,000              Nextlink Communications, Inc.,
                            Sr. Notes,
                            10.75%, 6/1/2009......                   103,250
     100,000              PSINet, Inc., Sr. Notes,
                            10.50%, 12/1/2006 (a)....                101,250
      50,000              Verio, Inc., Sr. Notes,
                            11.25%, 12/1/2008.....                    52,750
     100,000              Williams Communications
                            Group, Inc., Sr. Notes,
                            10.875%, 10/1/2009.....                  105,000
                                                                     569,500

                          Consumer Products &
                          Services - 1.9%

     100,000              K-Mart Corp., Notes,
                            8.375%, 12/1/2004.....                    98,646

                          Electronic Equipment &
                          Services - 1.9%

     100,000              Amkor Technologies, Inc.,
                            Sr. Sub. Notes,
                            10.50%, 5/1/2009 (a)....                 100,000

                          Finance - 2.1%

     100,000              Asat Fin., LLC,
                            Sr. Notes,
                            12.50%, 11/1/2006 (a)....                108,000

                          Food & Beverage
                          Products - 5.9%

      50,000              Canandaigua Brands, Inc.,
                            8.625%, 8/1/2006......                    50,063
     100,000              Del Monte Corp.,
                            Sr. Sub. Notes, Ser. B,
                            12.25%, 4/15/2007.....                   111,000
      50,000              Vlasic Foods Int'l., Inc.,
                            Sr. Sub. Notes, Ser. B,
                            10.25%, 7/1/2009......                    47,875
     100,000              Weight Watchers Int'l., Inc.,
                            Sr. Sub. Notes,
                            13.00%, 10/1/2009 (a)....                101,625
                                                                     310,563

                          Forest Products - 1.9%

     100,000              Millar Western Forest
                            Products Ltd., Sr. Notes,
                            9.875%, 5/15/2008......                  100,000

                          Gaming - 9.4%

     100,000              Coast Hotels & Casinos, Inc.,
                            9.50%, 4/1/2009......                     96,000
     100,000              Hollywood Casino Corp.,
                            11.25%, 5/1/2007......                   105,000
      50,000              Hollywood Park Inc.,
                            Sr. Sub. Notes, Ser. B,
                            9.50%, 8/1/2007.......                    50,312
      50,000              Isle of Capri Casinos, Inc.,
                            8.75%, 4/15/2009......                    46,250
     100,000              Lady Luck Gaming Corp.,
                            First Mtge.,
                            11.875%, 3/1/2001......                  101,250
     100,000              Majestic Star, LLC, Ser. B,
                            10.875%, 7/1/2006......                   97,000
                                                                     495,812

                          Healthcare - 5.8%

     100,000              Iasis Healthcare Corp.,
                            Sr. Sub. Notes,
                            13.00%, 10/15/2009 (a)....               103,500
      50,000              Lifepoint Hospitals, Inc.,
                            Ser. B,
                            10.75%, 5/15/2009......                   52,000
     100,000              Tenet Healthcare Corp.,
                            Sr. Sub. Notes,
                            8.625%, 1/15/2007......                   97,000
      50,000              Triad Hospitals, Inc.,
                            Sr. Sub. Notes,
                            11.00%, 5/15/2009 (a)....                 52,000
                                                                     304,500

                          Oil / Energy - 10.4%

     100,000              Chesapeake Energy Corp.,
                            Ser. B,
                            9.625%, 5/1/2005......                    94,750
     100,000              Eott Energy Partners, LP,
                            11.00%, 10/1/2009......                  104,000
     100,000              Parker Drilling Co., Ser. D,
                            9.75%, 11/15/2006......                   98,250
      50,000              Pride Int'l., Inc., Sr. Notes,
                            9.375%, 5/1/2007......                    50,000
     100,000              Swift Energy Co.,
                            Sr. Sub. Notes,
                            10.25%, 8/1/2009......                   101,250
     100,000              Tesoro Petroleum Corp.,
                            Ser. B,
                            9.00%, 7/1/2008......                     96,000
                                                                     544,250

                          Printing, Publishing,
                          Broadcasting &
                          Entertainment - 8.3%

     100,000              Adelphia Communications Corp.,
                            Sr. Notes,
                            9.375%, 11/15/2009.....                   98,500
     100,000              Charter Communication
                            Holdings, LLC, Sr. Notes,
                            8.625%, 4/1/2009......                    92,875
     100,000              Classic Cable, Inc.,
                            Ser. B,
                            9.375%, 8/1/2009......                    98,750
      50,000              Rogers Cablesystems Ltd.,
                            Sr. Notes, Ser. B,
                            10.00%, 3/15/2005......                   54,125
     100,000              Telewest Communications, PLC,
                            Deb. (Eff. Yield 10.835)(b),
                            0.00%, 10/1/2007......                    93,750
                                                                     438,000

                          Telecommunication Services &
                          Equipment - 19.7%

     200,000              Airgate PCS, Inc.,
                            Sr. Sub. Notes (Eff. Yield
                            13.095%)(b),
                            0.00%, 10/1/2009......                   112,000
     150,000              Allegiance Telecom, Inc.,
                            Sr. Disc. Notes, Ser. B
                            (Eff.Yield 12.127%)(b),
                            0.00%, 2/15/2008......                   108,000
      50,000              Clearnet Communications, Inc.,
                            Sr. Disc. Notes (Eff. Yield
                            12.387%)(b),
                            0.00%, 12/15/2005.....                    49,312
     100,000              Insight Midwest,
                            Sr. Notes,
                            9.75%, 10/1/2009 (a)....                 103,750
      50,000              Intergrated Circuit Systems,Inc.,
                            11.50%, 5/15/2009......                   49,875
      50,000              KMC Telecom Holdings, Inc.,
                            Sr. Notes,
                            13.50%, 5/15/2009 (a)....                 50,250
     100,000              Level 3 Communications, Inc.,
                            Sr. Notes,
                            9.125%, 5/1/2008......                    94,750
     100,000              Microcell Telecommunications, Inc.,
                            Sr. Disc. Notes, Ser. B
                            (Eff.Yield 12.086%)(b),
                            0.00%, 6/1/2006.......                    88,750
     140,000              Nextel Communications,
                            Sr. Disc. Notes (Eff. Yield
                            10.469%)(b),
                            0.00%, 9/15/2007......                   105,000
     200,000              U.S. Unwired, Inc.,
                            Sr. Disc. Notes (Eff. Yield
                            12.804%)(b),
                            0.00%, 11/1/2009 (a)....                 118,000
     100,000              VoiceStream Wireless Corp.,
                            Sr. Notes,
                            10.375%, 11/15/2009 (a)...               103,500
      50,000              Worldwide Fiber, Inc.,
                            Sr. Notes,
                            12.00%, 8/1/2009 (a)....                  51,750
                                                                   1,034,937

                          Textile & Apparel - 0.9%

      50,000              Simmons Co.,
                            Sr. Sub. Notes, Ser. B,
                            10.25%, 3/15/2009......                   47,563

                          Thrift Institutions - 1.9%

     100,000              Sovereign Bancorp, Inc.,
                            Sr. Notes,
                            10.25%, 5/15/2004......                  101,500

                          Total Corporate Bonds
                            (cost $4,386,948).....                 4,458,271


REPURCHASE AGREEMENT - 13.8%

    $727,439              State Street Bank & Trust, 3.25%,
                            dated 12/31/1999, due 1/3/2000,
                            maturity value $727,636
                            (cost $727,439)(c).....                  727,439

                          Total Investments -
                            (cost $5,114,387)...          98.60%   5,185,710
                          Other Assets and
                            Liabilities - net....          1.4        71,316
                          Net Assets.......              100.00%  $5,257,026


(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.
(c) The repurchase agreement is fully collateralized by U.S. Treasury and/or federal agency obligations based on market price plus accrued interest at December 31, 1999.


See Notes to Financial Statements.


        Mentor VIP High Income Portfolio
                 Statement of Assets and Liabilities
December 31, 1999

Assets
   Identified cost of securities ...............  $ 4,386,948
   Repurchase agreement, at amortized cost .....      727,439
                                                  -----------
        Total identified cost of securities ....    5,114,387
   Net unrealized gains on securities ..........       71,323
                                                  -----------
   Market value of securities ..................    5,185,710
   Interest receivable .........................       89,818
   Prepaid expenses and other assets ...........           38
                                                  -----------
        Total assets ...........................    5,275,566
                                                  -----------
Liabilities
   Advisory fee payable ........................        1,776
   Due to other related parties ................          451
   Accrued expenses and other liabilities ......       16,313
                                                  -----------
        Total liabilities ......................       18,540
                                                  -----------
Net assets .....................................  $ 5,257,026
                                                  -----------
Net assets represented by
   Paid-in-capital .............................  $ 5,187,798
   Undistributed net investment income .........            0
   Accumulated net realized losses on securities       (2,095)
   Net unrealized gains on securities ..........       71,323
                                                  -----------
Total net assets ...............................  $ 5,257,026
                                                  -----------
Shares outstanding .............................      518,180
                                                  -----------
Net asset value per share ......................  $     10.15
                                                  -----------
       Mentor VIP High Income Portfolio
           Statement of Operations
         Period Ended December 31, 1999 (a)

Investment income
   Interest ............................................  $ 177,479
                                                          ---------
Expenses
   Advisory fee ........................................     18,045
   Distribution Plan expenses ..........................      6,445
   Transfer agent fee ..................................        123
   Administrative services fees ........................      2,576
   Custody fee .........................................      1,238
   Professional fees ...................................     10,699
   Organization expenses ...............................      4,999
   Other ...............................................      2,923
                                                          ---------
     Total expenses ....................................     47,048
     Less: Expense reductions ..........................       (465)
                Fee waivers ............................    (20,804)
                                                          ---------
     Net expenses ......................................     25,779
                                                          ---------
   Net investment income ...............................    151,700
                                                          ---------
Net realized and unrealized gain or (loss) on securities
   Net realized loss on securities .....................     (2,070)
   Net change in unrealized gains on securities ........     71,323
                                                          ---------
   Net realized and unrealized gains on securities .....     69,253
                                                          ---------
   Net  increase in net assets resulting from operations  $ 220,953
                                                          ---------

(a) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.













      See Notes to Financial Statements.



             Statement of Changes in Net Assets
             Period Ended December 31, 1999 (a)

Operations
   Net investment income                                    $   151,700
   Net realized loss on securities                               (2,070)
   Net change in unrealized gains on securities                  71,323
                                                            -----------
      Net increase in net assets resulting from operations      220,953
                                                            -----------
Distributions to shareholders from
   Net investment income                                       (152,762)
                                                            -----------
Capital share transactions
   Proceeds from shares sold                                  5,186,531
   Payment for shares redeemed                                   (2,958)
   Net asset value of shares
     issued in reinvestment of distributions                      5,262
                                                            -----------
   Net increase in net assets resulting
     from capital share transactions                          5,188,835
                                                            -----------
      Total increase in net assets                            5,257,026
Net assets
   Beginning of period                                                0
                                                            -----------
   End of period                                            $ 5,257,026
                                                            -----------

Undistributed net investment income                         $         0
                                                            -----------

(a) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
















             See Notes to Financial Statements.


                        Mentor VIP High Income Portfolio
                          Notes To Financial Statements

1.    ORGANIZATION
The Mentor VIP High Income Portfolio (the "Portfolio"), is a diversified series of the Mentor Variable Investment Portfolios (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Portfolio's objective is to seek high current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.


2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein.
Actual results could differ from these estimates.

A.  Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B.  Repurchase Agreements
The Portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Portfolio's behalf. The Portfolio monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Portfolio will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C.  Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.



                        Mentor VIP High Income Portfolio
                    Notes To Financial Statements (continued)

D.  Federal Taxes
The Portfolio has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Portfolio will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Portfolio also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Portfolio's policy not to distribute such gains.

Additionally, the Portfolio intends to meet the diversification standards on the underlying assets of a variable insurance contract under the Code. Failure to meet these standards would cause the disqualification of the variable insurance contract as an annuity contract or life insurance contract and would result in the immediate imposition of federal income tax on contract owners with respect to earnings allocable to the contract.

E.  Distributions
Distributions from net investment income for the Portfolio are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for distributions in excess of net investment income.

F. Organization Expenses
Expenses relating to the organization of the Portfolio have been reflected in its operating results for the period ended December 31, 1999.


3.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor to the Portfolio and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

During the year ended December 31, 1999, $14,359 of investment advisory fees were waived by the investment advisor, reducing the Portfolio's expense ratio represented as a percentage of its average net assets by 0.56%.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of First Union, serves as the administrator to the Portfolio. As administrator, EIS provides the Portfolio with facilities, equipment and personnel. EIS is entitled to a fee of 0.10% of the average daily net assets of the Portfolio.

Officers of the Portfolios and affiliated Trustees receive no compensation directly from the Portfolio.


                        Mentor VIP High Income Portfolio
                    Notes To Financial Statements (continued)

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union is the transfer and dividend disbursing agent for the Portfolio.

For the year ended December 31, 1999, the Portfolio paid or accrued $123 to ESC for transfer and dividend disbursing services.


4.   DISTRIBUTION PLAN
Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group, Inc., serves as principal underwriter to the Portfolio.

The Portfolio has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act. Distribution Plans permit a Portfolio to compensate its principal underwriter for costs related to selling shares of the Portfolio and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Portfolio, are paid by the Portfolio through "Distribution Plan Expenses," and are accrued daily and paid monthly at an annual rate of 0.25% of the Portfolio's average daily net assets.

The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

For the period ended December 31, 1999, the amount paid or accrued to EDI was as follows:

                                Fees % of Average
                    EDI                  Waived                  Net Assets
                  $6,445                  $6,445                  0.25%


5.   CAPITAL SHARE TRANSACTIONS
The Portfolio has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Transactions in shares of the Portfolio during the period ended December 31, 1999 were as follows:

Shares sold                    517,952
Shares redeemed                   (291)
Shares issued in reinvestment
  of distributions                 519
Net increase                   518,180


6.   SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $4,824,909 and $449,171, respectively.

On December 31, 1999 the aggregate cost of investment securities for federal income tax purposes was $5,114,387. Net unrealized appreciation aggregated to $71,323, of which $85,264 related to appreciated securities and $13,941 related to depreciated securities.

                        Mentor VIP High Income Portfolio
                    Notes To Financial Statements (continued)

Capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the fund's following fiscal year. The Portfolio has incurred and will elect to defer post October losses of $2,095.


7.   EXPENSE REDUCTIONS
The Portfolio has entered into expense offset arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions received by the Portfolio was $465 and the impact of the total expense reductions on the Portfolio's expense ratio represented as a percentage of its average net assets was 0.02%.


8.    FINANCING AGREEMENT
On August 6, 1999, the Portfolio became party to an agreement between the Evergreen Funds and a group of banks (the "lenders"). Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the period ended December 31, 1999, the Portfolio had no borrowings under this agreement.


9.  SUBSEQUENT EVENT
Effective February 1, 2000 shares of Evergreen VA High Income Fund, a diversified series of the Evergreen Variable Annuity Trust, a Delaware business trust organized on December 23, 1997, were substituted for shares of the Portfolio. As a result of the substitution, shareholders of the Portfolio became owners of that number of full and fractional shares of the Evergreen VA High Income Fund having a net asset value equal to the net asset value of their shares immediately prior to the substitution of shares.

Since the Portfolio and Evergreen VA High Income Fund have substantially similar investment objectives and policies, and the Portfolio contributed the majority of the net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are being carried forward.





                        Mentor VIP High Income Portfolio
                          Independent Auditors' Report

The Board of Trustees and Shareholders
Mentor Variable Investment Portfolios


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mentor VIP High Income Portfolio, a portfolio of Mentor Variable Investment Portfolios as of December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from June 30, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor VIP High Income Portfolio as of December 31, 1999, the results of its operations, changes in its net assets and financial highlights for the period from June 30, 1999 (commencement of operations) through December 31, 1999, in conformity with generally accepted accounting principles.

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